UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2026

DAUCH CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171
(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AXL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously disclosed, on July 15, 2025, Dauch Corporation, a Delaware corporation (the “Company”), held a special meeting of its stockholders (the “Special Meeting”) in connection with the Company’s recommended offer to acquire the entire issued and to be issued share capital of Dowlais Group plc (“Dowlais”), a public limited company incorporated in England and Wales (the “Business Combination”). At the Special Meeting, holders of the Company’s common stock, par value $0.01 per share (“Common Stock,” and each share thereof, a “Share” and, collectively, the “Shares”), approved, among other things, a proposed amendment to the Company’s Certificate of Incorporation to increase the number of authorized Shares, from 150,000,000 Shares to 375,000,000 Shares (the “Share Capital Increase”).

On January 30, 2026, the Company filed an amendment to its Certificate of Incorporation (the “Share Capital Amendment”) with the Secretary of State of the State of Delaware to effect the Share Capital Increase, which became effective upon filing. A copy of the Share Capital Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events

On January 30, 2026, the Company published a prospectus (the “U.K. Prospectus”) prepared in accordance with the Prospectus Rules: Admissions to Trading on a Regulated Market (PRM) sourcebook of the U.K. Financial Conduct Authority (the “FCA”) made under Section 73A of the U.K. Financial Services and Markets Act 2000, as amended. The U.K. Prospectus relates to the admission of Shares to the equity shares (international commercial companies secondary listing) category of the Official List of the FCA and to trading on the main market for listed securities of London Stock Exchange plc in connection with the previously disclosed terms of the Business Combination.

Also on January 30, 2026, the Company released, via the Regulatory News Service in London, an announcement (the “RNS Announcement”) regarding the publication of the U.K. Prospectus. A copy of the RNS Announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on January 30, 2026, the Company issued a press release (the “Press Release”) providing an update regarding the Business Combination. A copy of the Press Release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Certificate of Incorporation of the Company.
99.1	RNS Announcement, dated January 30, 2026.
99.2	Press Release, dated January 30, 2026.
104	Cover Page Interactive Data File (formatted in Inline XBRL)

Cautionary Statement Concerning Forward-Looking Statements

This Current Report, and the documents incorporated by reference into this Current Report, contain statements concerning the Company’s expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to (i) the ability of the Company and Dowlais to consummate the Business Combination in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the Business Combination; (iii) adverse effects on the market price of the Company’s or Dowlais’s operating results, including because of a failure to complete the Business Combination; (iv) the effect of the announcement or pendency of the Business Combination on the Company’s or Dowlais’s business relationships, operating results and business generally; (v) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects; (vi) business and management strategies and the expansion and growth of the operations of the Company or the Dowlais; and (vii) the effects of government regulation on the business of the Company or Dowlais. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect the Company’s future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or the Company’s management’s good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties related to the Company include factors detailed in the reports the Company files with the Securities and Exchange Commission, including those described under “Risk Factors” in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. It is not possible to foresee or identify all such factors and the Company makes no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

DAUCH CORPORATION

Date: January 30, 2026	By:	/s/ Christopher J. May
Christopher J. May
Executive Vice President & Chief Financial Officer